                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 4, 2002
                                                --------------------------------


                Cytec Employees' Savings and Profit Sharing Plan
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       not applicable                1-12372*                     22-3268660
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


       c/o Cytec Industries Inc,.
       5 Garret Mountain Plaza
       West Paterson NJ 07424
       -------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (973) 357-3100
                                                  ------------------------------


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


*Commission File Number for Cytec Industries Inc., the issuer of the securities held pursuant to the plan.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         KPMG LLP was previously the principal accountants of the Cytec Employees' Savings and Profit Sharing Plan (the "Plan"). Cytec Industries Inc. (the "Company") is the issuer of the securities held pursuant to the Plan. The Company arranges and pays for the annual audit of the Plan's financial statements. The Company dismissed KPMG LLP as the Plan's principal accountant effective as of June 4, 2002. The Company continues to retain KPMG LLP as the Company's principal accountant to audit the Company's financial statements. The decision to change the principal accountant of the Plan was approved by the Plan Administrator.

         The audit reports of KPMG LLP on the financial statements of the Plan as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, in connection with the audits of the two fiscal years ended December 31, 2000 and the subsequent interim period through June 4, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures relative to the Plan's financial statements which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         The Company intends to name a successor to audit the Plan's financial statements in the near future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         Exhibit 16 letter of KPMG LLP, dated June 10, 2002 regarding change in certifying accountant, is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cytec Employees' Savings and Profit
                                          Sharing Plan
                                          --------------------------------------
                                                       (Registrant)



Date   June 10, 2002                      /s/ J. E. Marosits
       -------------                      --------------------------------------
                                          J.E. Marosits
                                          Plan Administrator

                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION                            PAGE

16                    Letter of KPMG LLP dated June 10, 2002                5
                      regarding change in certifying accountant